Supplement dated November 13, 2017

to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2017, as supplemented, for the following Fund:

Fund
COLUMBIA ACORN TRUST

Columbia Acorn International®

Effective December 29, 2017, the Prospectus, Summary Prospectus and SAI for the Fund are supplemented to reflect that:

•	Columbia Wanger Asset Management, LLC (“CWAM”), the investment adviser to the Fund, has appointed Tae Han (Simon) Kim, CFA, as a Co-Portfolio Manager of the Fund. Mr. Kim has been associated with CWAM as an investment professional since 2011. Mr. Kim began his investment career in 2007 and earned a B.A. from Boston College and an M.B.A. from the University of Oxford.

•	P. Zachary Egan and Louis J. Mendes will continue to serve as Co-Portfolio Managers of the Fund.

Shareholders should retain this Supplement for future reference.

SUP111_12_003_(11/17)